Exhibit 99.7

             Amendment to Operating Agreement of Young Aviation, LLC

     Effective August 15, 2011, the Operating Agreement of Young Aviation, LLC, a Florida limited liability company ("Company"), is hereby amended so that the Company shall have authorized 100 million units of member's interests.

Dated: August 15, 2011


    /s/ Joel A. Young
    ------------------------------
By: Joel A Young
    Sole Member

Young Aviation, LLC


     /s/ Joel A. Young
    ------------------------------
By: Joel A. Young,
    Manager